UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 5, 2014

BLOUNT INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-11549	63 0780521
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4909 SE International Way, Portland, Oregon		97222-4679
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (503) 653-8881
N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-Commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

________________________________________________________________________________________________________________________

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Blount International, Inc. (the “Company”) is furnishing herewith its press release dated November 5, 2014 announcing its financial results for the quarter ended September 30, 2014. The press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
The Company does not intend for this Item 2.02, including Exhibit 99.1, to be treated as “filed” under the Securities Exchange Act of 1934, as amended, or incorporated by reference into its filings under the Securities Act of 1933, as amended.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits:

99.1	Press release dated November 5, 2014 issued by Blount International, Inc.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
BLOUNT INTERNATIONAL, INC.
Registrant

/s/ Mark V. Allred
Mark V. Allred
Vice President and Corporate Controller
(Principal Accounting Officer)
Dated: November 5, 2014

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release dated November 5, 2014 issued by Blount International, Inc.